UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                November 16, 2004


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Mississippi                 0-22606                     64-0665423
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
                    (Address of Principal Executive Offices)


                                 (601) 445-5576
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

         On November 16, 2004, Britton & Koontz Capital Corporation issued a press release announcing the declaration of a semi-annual cash dividend on its common stock of $.32 per share. The press release is filed as Exhibit 99.1 to this Form 8-K.


Item 9.01   Financial Statements and Exhibits.


         (c)  Exhibits

              99.1   Press   Release   issued  by   Britton  &  Koontz   Capital
                     Corporation dated November 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                        BRITTON & KOONTZ CAPITAL CORPORATION




November 19, 2004                       /s/ W. Page Ogden
                                        _____________________________________
                                        W. Page Ogden
                                        Chairman and Chief Executive Officer

                                 Exhibits Index


Exhibit
Number        Item

 99.1 Press Release issued by Britton & Koontz Capital Corporation dated November 16, 2004.

                                  EXHIBIT 99.1

                                                                    EXHIBIT 99.1
Britton & Koontz Capital Corporation

500 Main Street            601-445-5576
P O Box 1407               601-445-2488  Fax
Natchez, MS  39121         corporate@bkbank.com


FOR IMMEDIATE RELEASE:     FOR MORE INFORMATION:
---------------------      ---------------------
November 19, 2004          W. Page Ogden, Chairman & CEO
(Nasdaq - BKBK)            William M. Salters, CFO



                 BRITTON & KOONTZ DECLARES SEMI-ANNUAL DIVIDEND


     Natchez, Mississippi (BKBK)--The Board of Directors of Britton & Koontz Capital Corporation (Nasdaq: BKBK, "B&K Capital" or "the Company") on November 16, 2004, declared a semi-annual dividend of $.32 per share to shareholders of record as of November 30, 2004 and payable December 15, 2004.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz Bank, N.A., which maintains six offices in Natchez, Vicksburg and Madison, Mississippi and one office in Baton Rouge, Louisiana. As of September 30, 2004, the Company reported assets of $382 million and equity of $31 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at September 30, 2004, were 2,116,316.






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